UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2025

AMPCO-PITTSBURGH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-898	25-1117717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue Suite 301
Carnegie, Pennsylvania		15106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 456-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, Michael G. McAuley has resigned as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Ampco-Pittsburgh Corporation (the “Corporation”) effective December 31, 2025, and David G. Anderson, the President of Air & Liquid Systems Corporation, a wholly-owned subsidiary of the Corporation (“Air & Liquid Systems”), will be appointed to the offices of Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, effective January 1, 2026. Mr. Anderson will also retain his current role as President of Air & Liquid Systems.

On December 9, 2025, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved the following changes to Mr. Anderson’s compensation, effective on January 1, 2026: Mr. Anderson’s annual base salary will be increased to $430,000 per year, and Mr. Anderson’s short-term incentive opportunity at target level will be based on 65% of his base salary and his long-term equity incentive opportunity at target level will be based on 85% of his base salary.

Commencing January 1, 2026, Mr. McAuley will remain employed by the Corporation as Strategic Advisor to the Chief Executive Officer through June 30, 2026. On December 9, 2025, the Compensation Committee authorized the Corporation to pay Mr. McAuley an annualized base salary of $495,000 during his service as Strategic Advisor, consistent with his base salary for fiscal year 2025. Mr. McAuley will not participate in the Corporation’s short-term incentive or long-term incentive program for fiscal year 2026. The Corporation will also reimburse Mr. McAuley for an amount not to exceed his monthly insurance premium under the Consolidated Omnibus Budget Reconciliation Act on the date of his retirement as Strategic Advisor for a period of 18 months.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by us or on behalf of Ampco-Pittsburgh Corporation and its subsidiaries (collectively, “we,” “us,” “our,” or the “Corporation”). This Current Report on Form 8-K may include, but is not limited to, statements about operating performance, trends and events we expect or anticipate will occur in the future, statements about sales and production levels, timing of orders for our products, restructurings, the impact from pandemics and geopolitical conflicts, profitability and anticipated expenses, inflation, the global supply chain, tariffs and global trade, future proceeds from the exercise of outstanding warrants, and cash outflows. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate, “project,” “target,” “goal,” “forecast” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For us, these risks and uncertainties include, but are not limited to: inability to maintain adequate liquidity to meet our operating cash flow requirements, repay maturing debt and meet other financial obligations; economic downturns, cyclical demand for our products and insufficient demand for our products; excess global capacity in the steel industry; inability to successfully restructure our operations and/or invest in operations that will yield the best long-term value to our shareholders; liability of our subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of our subsidiaries; inability to obtain necessary capital or financing on satisfactory terms to acquire capital expenditures that may be necessary to support our growth strategy; inoperability of certain equipment on which we rely; increases in commodity prices or insufficient hedging against increases in commodity prices, reductions in electricity and natural gas supply or shortages of key production materials for us or our customers; inability to satisfy the continued listing requirements of the New York Stock Exchange or the NYSE American Exchange; potential attacks on information technology infrastructure and other cyber-based business disruptions; fluctuations in the value of the U.S. dollar relative to other currencies; changes in the existing regulatory environment; consequences of pandemics and geopolitical conflicts; work stoppage or another industrial action on the part of any of our unions; failure to maintain an effective system of internal control; changes in the global economic environment, inflation, elevated interest rates, recessions or prolonged periods of slow economic growth, and global instability and actual and threatened geopolitical conflict; and those discussed more fully elsewhere in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K and Part II of the latest Quarterly Report on Form 10-Q. We cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that we are not able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, we assume no obligation, and disclaim any obligation, to update forward-looking statements whether as a result of new information, events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date:	December 11, 2025	By:	/s/ Michael G. McAuley
Michael G. McAuley Senior Vice President, Chief Financial Officer and Treasurer